                          Van Kampen American Capital


                                  GROWTH AND
                                  INCOME FUND


============================================================================

                              Semi-Annual Report
                                 May 31, 1998


                            [ARTWORK APPEARS HERE]



         _____ A Wealth of Knowledge . A Knowledge of Wealth(SM) _____

                          VAN KAMPEN AMERICAN CAPITAL

                               TABLE OF CONTENTS

Letter to Shareholders...............................   1
Performance Results..................................   3
Glossary of  Terms...................................   4
Portfolio Management Review..........................   5
Portfolio Highlights.................................   8
Portfolio of Investments.............................   9
Statement of Assets and Liabilities..................  14
Statement of Operations..............................  15
Statement of Changes in Net Assets...................  16
Financial Highlights.................................  17
Notes to Financial Statements........................  20

GI SAR 7/98

                            LETTER TO SHAREHOLDERS


                                    [PHOTO]

                     DENNIS J. MCDONNELL AND DON G. POWELL


June 19, 1998

Dear Shareholder,

     The recent announcement that the federal government will generate a budget surplus this year for the first time since 1969 gives us pause to reflect on how far the nation's finances have come during the past 15 years. Many Americans can remember the 1970s, when a painful outbreak of inflation undermined investment returns and lowered living standards. Just a few years ago, the federal budget was still nearly $300 billion in the red and the U.S. dollar was weak.

     Today, economic growth is robust, inflation is virtually nonexistent, the job market is healthy, and the dollar is rising around the world. Against this backdrop, stock and bond prices have appreciated considerably since the nation's inflationary fever began to subside more than a decade ago. From a long-term perspective, however, history tells us that the good times will not last forever.

     At Van Kampen American Capital, we are pleased to provide investors with products and tools for all economic climates. As always, we remain vigilant in identifying changes in the investment environment that might affect our fund shareholders. In the meantime, we encourage you to talk to your adviser about how diversification can help your portfolio's long-term performance.

ECONOMIC OVERVIEW

     The United States economy continued to grow briskly during the reporting period with no evidence of inflation. The nation's output of goods and services (gross domestic product) increased at an annualized rate of about 4.2 percent in the first quarter of 1998, while unemployment fell to the lowest level since 1970. Meanwhile, consumer confidence soared to a 28-year high in February.

     At the consumer level, inflation fell to approximately 1.37 percent during the six months ended in May, while producer prices actually declined during the same period. Several factors contributed to keeping inflation in check despite strong overall growth. The extreme economic weakness in Asia reduced demand for U.S. goods in the region. Also, the strong dollar helped to contain price increases for many imported goods. Finally, the Asian recession contributed to a sharp decline in world energy and commodity prices.

     There are indications, however, that mild price pressures are building. The low unemployment rate has caused a modest acceleration in wages. Also, the nation's money supply has been growing at an above-average rate for most of the last year.

     Despite these warning signs of potential inflation, Federal Reserve policy makers kept short-term interest rates unchanged during the reporting period. Inflation-adjusted interest rates remain relatively high by historical standards, and with no sign of rising inflation, the Fed has been reluctant to risk damaging the frail Asian economies further by tightening monetary policy.

                                       1                  Continued on page two

MARKET OVERVIEW

     The high-growth, low-inflation environment provided the perfect backdrop for a continuation of the seven-year bull market. The broad-based Wilshire 5000 Index soared to a series of record highs while gaining 13.61 percent during the six-month reporting period. Once again, strength was concentrated among large-capitalization companies, with the Standard & Poor's 500-Stock Index returning
15.03 percent compared to 6.54 percent for the small-cap Russell 2000 Index. Large technology shares were especially strong, as evidenced by the 10.45 percent gain for the Nasdaq 100 Index.

     After climbing virtually nonstop between mid-January and late April, U.S. stocks pulled back during the last month of the reporting period amid indications that ongoing economic weakness in Asia might hurt corporate profits. The Dow Jones Industrial Average slipped about 1.5 percent during the correction, while the Russell 2000 Index fell about 5.39 percent. With the S&P 500 Index trading near its all-time high, investors are highly sensitive to signs that profit growth might be receding.

OUTLOOK

     Economic growth in the United States is likely to slow in the coming months as the impact of the Asian crisis becomes more evident. The deflationary effects of Asia will also limit the ability of domestic companies to raise prices. Coupled with increasing wages, this loss of pricing power could squeeze corporate profit margins in coming months. While the domestic economy should continue to provide a generally solid foundation for U.S. stocks, high valuations and decelerating profit growth could limit returns in the equity market over the near term.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse selection of quality investments.

Sincerely,

/s/ Don G. Powell                 /s/ Dennis J. McDonnell
Don G. Powell                     Dennis J. McDonnell
Chairman                          President
Van Kampen American Capital       Van Kampen American Capital
Asset Management, Inc.            Asset Management, Inc.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED MAY 31, 1998

              VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

                                                             A Shares   B Shares    C Shares
TOTAL RETURNS
Six-month total return based on NAV/1/..................      13.40%     13.02%       13.01%
Six-month total return/2/...............................       6.87%      8.07%       12.02%
One-year total return/2/................................      18.74%     20.07%       24.05%
Five-year average annual total return/2/................      18.33%        N/A          N/A
Ten-year average annual total return/2/.................      15.08%        N/A          N/A
Life-of-Fund average annual total return/2/.............      10.19%     18.65%       18.82%
Commencement Date.......................................    08/01/46   08/02/93     08/02/93

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS


BLUE-CHIP STOCKS:

     Stocks of large, well-known companies that have a long record of growth and a reputation for quality management. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

CAPITALIZATION:

     The size of a company, as measured by the value of its stock. Morningstar, Inc., an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

DOW JONES INDUSTRIAL AVERAGE:

     The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL RESERVE BOARD (FED):

     A seven-member group that oversees the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

GROWTH INVESTING:

     An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV):

     The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E RATIO:

     The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. It is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

STANDARD AND POOR'S 500-STOCK INDEX:

     An index of the 500 largest, most actively traded stocks on the New York Stock Exchange. It provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VALUATION:

     The estimated or determined worth of a stock, based on its current price relative to its earnings.

VALUE INVESTING:

     A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace, due to concerns about short-term performance. As a result, they trade at prices below what value investors believe they are actually worth.

                          PORTFOLIO MANAGEMENT REVIEW

              VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Growth and Income Fund about the key events and economic forces that shaped the markets during the six months ended May 31, 1998. The team is led by James A. Gilligan, portfolio manager, Scott Carroll and Bret Stanley, assistant portfolio managers, and Dennis J. McDonnell, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during this time.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THIS SIX-MONTH PERIOD?

A       Generally, we've witnessed a continuation of the conditions that dominated the market in late 1997. The currency crisis in Asia continued to capture investors' attention: fears about its impact on the U.S. market eased in the final months of last year, but were reactivated by cautionary comments from Federal Reserve Board Chairman Alan Greenspan in the second quarter of 1998. Despite distractions from across the ocean, the Dow Jones industrial average maintained its climb, reaching new highs and wowing investors. By mid-April, the Dow crept over the coveted 9,000-point mark but fluctuated within a 200-point range above and below this record high in the final weeks of the reporting period.

        Overall, the market has been healthy and inflation continues to be nominal, but earnings growth has slowed somewhat and reports of earnings disappointments have increased, particularly in those companies with exposure to Asia. The majority of companies reporting disappointing earnings were small-capitalization companies in the technology industry.

Q       HOW WAS THE FUND'S PORTFOLIO AFFECTED BY THESE MARKET CONDITIONS?

A       An increase in the level of large-scale, high-visibility merger and acquisition activity -- encompassing banking, telephone, automotive, and airline industries -- has further fueled the rise in market prices that we discussed in the last report. Speaking broadly, it's a much more expensive market than a year ago, which makes for a challenging landscape for a value-oriented portfolio like this one. Our concern that valuations are overextended is certainly reflected in how we manage the portfolio. When searching for new portfolio holdings, we want to find stocks with a limited potential for downward movement that exhibit the potential for significant appreciation. On the flip side of the coin, we continually review the portfolio's existing holdings, replacing overvalued stocks with stocks that have better value characteristics. We consult any number of sources before we decide that a position should be reduced or eliminated, including discussions with the company's management, key vendors and competitors, and research based on anecdotal evidence.

Q TELL US ABOUT SOME OF THE MAJOR SECTORS AND SPECIFIC HOLDINGS REPRESENTED IN THE PORTFOLIO.

A       During the reporting period, the Fund's largest sector weighting is in finance, an industry that was dominated by merger and acquisition activity during the period. Among our most significant positions were Chase Manhattan, American General, First Union, and Equitable Companies; we increased our holding in the latter position due to vastly improved results in the company's earnings. Both First Union and NationsBank announced major acquisitions during the period and turned in slightly disappointing returns as a result. We believe that, in the long run, investors will again reward these companies with higher share prices as their successes with consolidation are borne out in their earnings.

     The second-largest sector in the Fund's portfolio is health care, which continues to be an exciting industry. Our largest holding, PacifiCare Health Systems, boasted a terrific return after a disappointing 1997, thanks to rate increases instituted in 1998 and the alleviation of cost pressures. American Home Products, another dominant holding, was also a good performer following the recall of its weight loss drug Redux. This sector has produced very few disappointments in the Fund's portfolio because of the underlying growth of the health-care industry, but we did reduce some positions due to high valuations.

     Unlike the previous two sectors, the technology industry was the source of more disappointments than successes, largely because of the upheaval in Asia. We've been particularly displeased with stocks in the semiconductor sector, which included VLSI, a mid-size position in the portfolio, and networking stocks such as 3Com and Cabletron Systems. However, the news wasn't all bad in technology: our largest stock, IBM continued to hold its ground. As a large, established company focusing on growth in its services business, it was somewhat shielded from the big disappointments that plagued smaller hardware-oriented companies. This was also the case for Xerox, which continued to meet growth objectives during the period. Another large technology holding, Alcatel, performed very well as investors took notice of the positive changes ushered in by a new management.

     We continue to be pleased with developments in the utility industry, which is the fourth-largest sector represented in the portfolio. Telephone stocks in general turned in strong performances, partially buoyed by increased merger and acquisition activity. Electric stocks presented something of a mixed bag; one success was Northeast Utilities, which appreciated in anticipation of restarting one of the company's nuclear plants.

     Finally, we maintained a small but successful percentage of the portfolio in retail stocks. Our best-performing stock in this sector, and perhaps in the portfolio, was Tommy Hilfiger, which was added to the portfolio in late 1997. Overall, retail stocks performed very well during the period, buoyed by increases in consumer spending. For additional Fund portfolio highlights, please refer to page eight.

 Q      SO, HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

 A      The Fund achieved a total return of 13.40 percent/1/ (Class A shares at net asset value) for the six-month period ended May 31, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 15.03 percent, and the Lipper Growth and Income Fund Index produced a total return of 12.06 percent for the same period. The S&P 500-Stock Index is a broad-based index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Index reflects the average performance of all growth and income funds. Keep in mind that these indices are statistical composites that do not reflect any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for additional Fund performance results.

 Q      WHAT DO YOU SEE HAPPENING IN THE MARKET OVER THE COMING MONTHS?

 A      We expect the market to be more challenging through the end of 1998.
Although the Dow has continued to set new record highs, estimates for 1998 corporate profits have been reduced. However, even though the turmoil in Asia is causing a slowdown in global economic growth, the economy at home is still relatively healthy. The job market is exceptionally tight, and while this has not had a significant impact in the reported wage inflation data, it is a reason for concern if continuing low unemployment gives rise to wage inflation. Meanwhile, the Fed has also expressed some concern about the level of appreciation in financial assets, particularly in the stock market. In spite of the fact that the forces that determine interest rates seem to be coming from all directions, our expectation is that the Fed may act to increase rates later this year. This action could cause the market to give back some of its recent gains, but, in the big picture, may forestall a return to an inflationary environment.

     Although we monitor economic and market conditions carefully to gauge how they may affect the Fund, our focus remains unaltered: to continue to meet the Fund's objective of providing quarterly income and long-term growth of capital to Fund shareholders. We will continue to stay as fully invested as possible and manage the Fund's portfolio with an eye toward value and growth.

/s/ Dennis J. McDonnell         /s/ James A. Gilligan

Dennis J. McDonnell             James A. Gilligan
Chief Investment Officer        Portfolio Manager
Equity Investments


                                       7      Please see footnotes on page three

                             PORTFOLIO HIGHLIGHTS

              VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                         As of May 31, 1998      As of November 30, 1997
International Business Machines Corp..........  2.81%   ..................  2.99%
Chase Manhattan Corp..........................  2.66%   ..................  1.78%
PacifiCare Health Systems, Class B............  2.33%   ..................  1.49%
Alcatel Alsthom CGE -- ADR (France)...........  2.26%   ..................  1.15%
Philip Morris Cos., Inc.......................  2.16%   ..................  2.25%
American Home Products Corp...................  2.02%   ..................  1.14%
Philips Electronics NV -- ADR (Netherlands)...  1.79%   ..................  1.17%
NationsBank Corp..............................  1.77%   ..................  0.45%
Cognizant Corp................................  1.76%   ..................  1.26%
Rhone-Poulenc, SA, Class A -- ADR (France)....  1.75%   ..................  1.12%

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

As of May 31, 1998                              As of November 30, 1997
Finance........................... 17.1%        Finance.................... 16.4%
Health Care....................... 14.1%        Technology................. 12.4%
Technology........................ 13.0%        Utilities.................. 11.2%
Utilities......................... 12.2%        Health Care................ 10.8%
Producer Manufacturing............  8.5%        Energy.....................  9.7%

ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS

                                         As of May 31, 1998      As of November 30, 1997
Common Stocks.................................. 85.6%   ................... 86.6%
Convertibles...................................  3.1%   ...................  3.7%
Commercial Paper...............................  3.9%   ...................  2.1%
U.S. Government Agency Obligations.............  7.0%   ...................  6.9%
Preferred Stock................................  0.4%   ...................  0.7%

                           PORTFOLIO OF INVESTMENTS

                           May 31, 1998 (Unaudited)

===========================================================================================


-------------------------------------------------------------------------------------------
Description                                                   Shares           Market Value
-------------------------------------------------------------------------------------------
COMMON STOCKS  87.2%
CONSUMER DURABLES  0.8%
Black & Decker Corp.......................................    199,900       $    11,669,163
                                                                            ---------------

CONSUMER NON-DURABLES  6.9%
Benckiser NV, Class B-ADR (Netherlands) (a)...............    194,400            10,995,750
Colgate-Palmolive Co......................................    247,000            21,489,000
Dole Food, Inc............................................    205,600             9,496,150
Philip Morris Cos., Inc...................................    729,000            27,246,375
Ralston Purina Group......................................    168,400            18,745,025
Unilever NV-ADR (Netherlands).............................    100,200             7,909,537
                                                                            ---------------
                                                                                 95,881,837
                                                                            ---------------

CONSUMER SERVICES  3.3%
Avis Rent A Car, Inc. (a).................................    297,200             7,207,100
Capstar Broadcasting Corp., Class A (a)...................    257,800             4,898,200
Cognizant Corp............................................    416,000            22,152,000
H & R Block, Inc..........................................    252,300            11,101,200
                                                                            ---------------
                                                                                 45,358,500
                                                                            ---------------

ENERGY  7.0%
Coastal Corp..............................................    298,000            21,009,000
El Paso Natural Gas Co....................................    383,000            14,793,375
Exxon Corp................................................    175,400            12,365,700
Mobil Corp................................................    153,600            11,980,800
Texaco, Inc...............................................    358,700            20,714,925
Valero Energy Corp........................................    145,700             4,753,463
YPF Sociedad Anonima, Class D-ADR (Argentina).............    379,700            11,794,431
                                                                            ---------------
                                                                                 97,411,694
                                                                            ---------------

FINANCE  15.6%
Allstate Corp.............................................     93,700             8,819,513
American General Corp.....................................    272,000            18,258,000
Arden Realty Group, Inc. (REIT)...........................    291,300             7,992,544
BankBoston Corp...........................................    133,900            14,109,712
Chase Manhattan Corp......................................    247,100            33,590,156
Conseco, Inc..............................................    123,800             5,772,175
Dresdner Bank AG-ADR (Germany)............................    158,600             8,723,000
Equitable Cos., Inc.......................................    271,000            18,665,125


                                       9       See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

=========================================================================================================

---------------------------------------------------------------------------------------------------------
Description                                                                      Shares      Market Value
---------------------------------------------------------------------------------------------------------
FINANCE  (CONTINUED)
Everest Reinsurance Holdings, Inc...........................................    152,300      $  5,920,662
Exel Ltd....................................................................    122,200         9,195,550
First Union Corp............................................................    325,600        18,009,750
Fleet Financial Group, Inc..................................................    122,800        10,069,600
NationsBank Corp............................................................    294,700        22,323,525
Provident Cos., Inc.........................................................    127,000         4,683,125
Travelers Group, Inc........................................................    212,500        12,962,500
Washington Mutual, Inc......................................................    232,300        16,406,187
                                                                                             ------------
                                                                                              215,501,124
                                                                                             ------------
HEALTHCARE  12.8%
Alza Corp. (a)..............................................................    279,000        13,496,625
American Home Products Corp.................................................    526,400        25,431,700
Beckman Coulter, Inc........................................................    186,200        10,380,650
Columbia / HCA Healthcare Corp..............................................    236,100         7,717,519
Merck & Co., Inc............................................................    109,900        12,865,169
Mylan Labs., Inc............................................................    486,400        14,592,000
PacifiCare Health Systems, Class B (a)......................................    355,300        29,356,662
Pharmacia & Upjohn, Inc.....................................................    366,000        16,172,625
Rhone-Poulenc, SA-ADR (France), Warrants (expiring 11/05/01) (a)............    239,000         1,419,062
Rhone-Poulenc, SA, Class A-ADR (France).....................................    401,300        22,071,500
SmithKline Beecham PLC-ADR (United Kingdom).................................    246,000        13,237,875
Watson Pharmaceuticals, Inc. (a)............................................    258,300        11,300,625
                                                                                             ------------
                                                                                              178,042,012
                                                                                             ------------

PRODUCER MANUFACTURING  7.7%
AGCO Corp...................................................................    468,600        11,773,575
AlliedSignal, Inc...........................................................    350,400        14,979,600
Flowserve Corp..............................................................    282,200         8,183,800
Fluor Corp..................................................................    156,000         7,439,250
Ingersoll-Rand Co...........................................................    385,600        17,376,100
Philips Electronics NV-ADR (Netherlands)....................................    237,000        22,544,625
USA Waste Services, Inc. (a)................................................    311,000        14,675,312
Waste Management, Inc.......................................................    299,800         9,743,500
                                                                                             ------------
                                                                                              106,715,762
                                                                                             ------------


                                     10        See Notes to Financial Statements

                           May 31, 1998 (Unaudited)
==========================================================================

--------------------------------------------------------------------------
Description                                  Shares           Market Value
--------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES  4.4%
Airgas, Inc. (a)..........................  121,200           $  1,840,725
BetzDearborn, Inc.........................  111,100              5,471,675
Boise Cascade Corp........................  221,000              7,375,875
Crown Cork & Seal Co., Inc................  262,900             13,637,938
Fort James Corp...........................  181,600              8,682,750
Imperial Chemical Industries PLC-ADR
(United Kingdom)..........................  160,400             11,969,850
Raychem Corp..............................  234,800              8,834,350
Stone Container Corp......................  208,300              3,697,325
                                                              ------------
                                                                61,510,488
                                                              ------------
RETAIL  4.6%
Adidas-144A, ADR (Germany) (c)............   34,300              2,971,237
Federated Department Stores, Inc. (a).....  389,900             20,201,694
Gap, Inc..................................  324,000             17,496,000
Gymboree Corp. (a)........................  390,600              6,176,363
Tommy Hilfiger Corp. (a)..................  261,800             17,606,050
                                                              ------------
                                                                64,451,344
                                                              ------------

TECHNOLOGY  11.8%
Alcatel Alsthom CGE-ADR (France)..........  657,700             28,445,525
BMC Software, Inc. (a)....................  369,000             16,997,062
Computer Associates International, Inc....  277,000             14,542,500
First Data Corp...........................  261,200              8,684,900
Hewlett Packard Co........................   80,300              4,988,638
International Business Machines Corp......  301,700             35,412,037
International Rectifier Corp. (a).........  256,700              2,711,394
Micron Technology, Inc....................  139,800              3,294,038
Motorola, Inc.............................   73,700              3,901,494
Nokia Corp.-ADR (Finland).................   28,200              1,831,238
Quantum Corp. (a).........................  287,400              6,286,875
Texas Instruments, Inc....................  186,700              9,591,712
VLSI Technology, Inc. (a).................  547,300              8,483,150
Xerox Corp................................  136,600             14,035,650
Xilinx, Inc. (a)..........................  114,500              4,354,578
                                                              ------------
                                                               163,560,791
                                                              ------------

                                      11       See Notes to Financial Statements

                           May 31, 1998 (Unaudited)
================================================================================

--------------------------------------------------------------------------------
Description                                            Shares       Market Value
--------------------------------------------------------------------------------
TRANSPORTATION 1.2%
Canadian National Railway Co........................  281,700     $   16,655,513
                                                                  --------------

UTILITIES  11.1%
AirTouch Communications, Inc. (a)...................   79,600          3,790,950
AT&T Corp...........................................  198,500         12,083,687
BEC Energy..........................................  246,500          9,998,656
BellSouth Corp......................................  121,000          7,804,500
Cincinnati Bell, Inc................................  422,000         13,424,875
Consolidated Edison, Inc............................  323,200         13,837,000
Edison International................................  267,400          7,888,300
Entergy Corp........................................   19,600            515,725
FPL Group, Inc......................................  185,200         11,378,225
GPU, Inc............................................  289,500         11,145,750
GTE Corp............................................  172,200         10,041,413
Niagara Mohawk Power Corp...........................  493,600          6,108,300
Northeast Utilities.................................  895,100         14,265,656
PG&E Corp...........................................  197,100          6,208,650
SBC Communications, Inc.............................  125,400          4,874,925
Sprint Corp.........................................   75,700          5,431,475
US WEST Media Group.................................  299,900         15,219,925
                                                                  --------------
                                                                     154,018,012
                                                                  --------------
TOTAL COMMON STOCKS.............................................   1,210,776,240
                                                                  --------------



PREFERRED STOCK  0.4%
Fresenius National Med Care, Inc.
(convertible into common stock).....................   10,000                650
Microsoft Corp., $2.196 dividend per share
(convertible into common stock).....................   58,000          5,415,750
                                                                  --------------
                                                                       5,416,400
                                                                  --------------

CONVERTIBLE CORPORATE OBLIGATIONS  3.2%
ADT Operations, Inc., LYON ($10,500,000 par,
0% coupon, 07/06/10 maturity)...................................      15,750,000
Deutshce Finance - 144A (Netherlands) ($18,000,000
par, 0% coupon, 02/12/17 maturity) (c)..........................      10,080,000
Hewlett-Packard Co. LYON - 144A ($8,375,000
par, 0% coupon, 10/14/17 maturity) (c)..........................       4,454,495
Merrill Lynch STRYPES ($66,100 par, 6.00% coupon,
06/01/99 maturity)..............................................       2,441,528

                                      12       See Notes to Financial Statements

                           May 31, 1998 (Unaudited)
================================================================================

---------------------------------------------------------------------------------------------------------------------
Description                                                                                         Market Value
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE OBLIGATIONS  (CONTINUED)
Roche Holdings, Inc. LYON (Switzerland) ($17,000,000 par,
0% coupon, 04/20/10 maturity).....................................................................   $      9,605,000
Sandoz Ltd. (Switzerland) ($1,310,000 par, 2.00% coupon, 10/06/02 maturity).......................          2,115,650
                                                                                                     ----------------
                                                                                                           44,446,673
                                                                                                     ----------------
TOTAL LONG-TERM INVESTMENTS 90.8%
     (Cost $985,476,638).........................................................................       1,260,639,313
                                                                                                     ----------------
SHORT TERM INVESTMENTS  11.2%
COMMERCIAL PAPER  4.0%
Prudential Funding Corp. ($20,845,000 par, yielding 5.66%, 06/01/98 maturity).....................         20,835,167
General Electric Capital Corp. ($34,000,000 par, yielding 5.62%, 06/01/98 maturity)...............         33,984,074
                                                                                                     ----------------
                                                                                                           54,819,241
                                                                                                     ----------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  7.2%
Federal Home Loan Mortgage Discount Notes
($20,000,000 par, yielding 5.43%, 06/05/98 maturity)..............................................         19,985,056
Federal Home Loan Mortgage Discount Notes
($20,000,000 par, yielding 5.43%, 06/09/98 maturity) (b)..........................................         19,972,950
Federal Home Loan Mortgage Discount Notes
($20,000,000 par, yielding 5.47%, 07/06/98 maturity)..............................................         19,891,400
Federal National Mortgage Association Discount Notes
($20,000,000 par, yielding 5.42%, 06/08/98 maturity) (b)..........................................         19,976,045
Federal National Mortgage Association Discount Notes
($20,000,000 par, yielding 5.41%, 06/15/98 maturity) (b)..........................................         19,955,083
                                                                                                     ----------------
                                                                                                           99,780,534
                                                                                                     ----------------
TOTAL SHORT-TERM INVESTMENTS
     (Cost $154,599,775)...........................................................................       154,599,775
TOTAL INVESTMENTS 102.0%
                                                                                                     ----------------
     (Cost $1,140,076,413).........................................................................     1,415,239,088
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.0%)                                                             (27,193,616)
                                                                                                     ----------------
NET ASSETS  100.0%................................................................................  $   1,388,045,472
                                                                                                     ================

(a) Non-income producing security as this stock currently does not declare dividends.
(b) Assets segregated for open futures transactions.
(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
LYON--Liquid yield option note.
STRYPES--Structured yield product exchangable for common stock
ADR--American Depository Receipt

                                     13        See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           May 31, 1998 (Unaudited)
================================================================================

ASSETS:
Total Investments (Cost $1,140,076,413)...........................................    $ 1,415,239,088
Cash..............................................................................             28,756
Receivables:
  Investments Sold................................................................          2,010,683
  Fund Shares Sold................................................................          1,987,886
  Dividends.......................................................................          1,683,218
  Interest........................................................................             26,648
Other.............................................................................             62,856
                                                                                      ---------------
    Total Assets..................................................................      1,421,039,135
                                                                                      ===============
LIABILITIES:
Payables:
  Investments Purchased...........................................................         17,125,748
  Fund Shares Repurchased.........................................................         13,400,297
  Distributor and Affiliates......................................................            887,130
  Investment Advisory Fee.........................................................            448,567
  Variation Margin on Futures.....................................................            495,000
  Income Distributions............................................................             45,814
Accrued Expenses..................................................................            421,448
Trustees Deferred Compensation and Retirement Plans...............................            169,659
                                                                                      ---------------
    Total Liabilities.............................................................         32,993,663
                                                                                      ---------------
NET ASSETS........................................................................    $ 1,388,045,472
                                                                                      ===============
NET ASSETS CONSIST OF:
Capital...........................................................................    $ 1,047,575,927
Net Unrealized Appreciation.......................................................        275,063,300
Accumulated Net Realized Gain.....................................................         63,742,650
Accumulated Undistributed Net Investment Income...................................          1,663,595
                                                                                      ---------------
NET ASSETS........................................................................    $ 1,388,045,472
                                                                                      ===============
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
  Net asset value and redemption price per share (Based on net assets of $914,825,804 and 48,632,139 shares of beneficial
  interest issued and outstanding)................................................    $         18.81
  Maximum sales charge (5.75%* of offering price).................................               1.15
                                                                                      ---------------
  Maximum offering price to public................................................    $         19.96
 Class B Shares:                                                                      ===============
  Net asset value and offering price per share (Based on net assets of $428,929,989 and 22,922,831 shares of beneficial
  interest issued and outstanding)................................................    $         18.71
                                                                                      ===============
 Class C Shares:
  Net asset value and offering price per share (Based on net assets of $44,289,679 and 2,365,948 shares of beneficial
  interest issued and outstanding)................................................    $         18.72
                                                                                      ===============

*On sales of $50,000 or more, the sales charge will be reduced.

                                     14        See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended May 31, 1998 (Unaudited)
=========================================================================

INVESTMENT INCOME:
Dividends.................................................  $   8,743,037
Interest..................................................      4,003,357
                                                            -------------
     Total Income.........................................     12,746,394
                                                            -------------

EXPENSES:
Distribution (12b-1) and Service Fees
 (Attributed to Classes A, B and C of $1,005,402, $1,931,056
 and $199,967, respectively)..............................      3,136,425
Investment Advisory Fee...................................      2,414,902
Shareholder Services......................................      1,318,784
Custody...................................................         29,120
Legal.....................................................         25,844
Trustees' Fees and Expenses...............................          6,034
Other.....................................................        411,271
                                                            -------------
     Total Expenses.......................................      7,342,380
                                                            -------------
NET INVESTMENT INCOME.....................................  $   5,404,014
                                                            =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
     Investments..........................................  $  58,973,846
     Futures..............................................      5,957,729
                                                            -------------
Net Realized Gain.........................................     64,931,575
                                                            -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.................................    170,134,229
                                                            -------------
  End of the Period:
     Investments..........................................    275,162,675
     Futures..............................................        (99,375)
                                                            -------------
                                                              275,063,300
                                                            -------------
Net Unrealized Appreciation During the Period.............    104,929,071
                                                            -------------
NET REALIZED AND UNREALIZED GAIN..........................  $ 169,860,646
                                                            =============
NET INCREASE IN NET ASSETS FROM OPERATIONS................  $ 175,264,660
                                                            =============

                                      15    See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                  For the Six Months Ended May 31, 1998 and
                 the Year Ended November 30, 1997 (Unaudited)
================================================================================

--------------------------------------------------------------------------------------------------------
                                                                Six Months Ended         Year Ended
                                                                  May 31, 1998        November 30, 1997
--------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................  $        5,404,014      $        10,747,126
Net Realized Gain..........................................          64,931,575              142,774,617
Net Unrealized Appreciation During the Period..............         104,929,071               31,725,750
                                                             ------------------       ------------------
Change in Net Assets from Operations.......................         175,264,660              185,247,493
                                                             ------------------       ------------------
Distributions from Net Investment Income:
        Class A Shares.....................................          (5,133,383)              (8,812,655)
        Class B Shares.....................................          (1,113,221)              (1,691,267)
        Class C Shares.....................................            (112,947)                (185,706)
                                                             ------------------       ------------------
                                                                     (6,359,551)             (10,689,628)
                                                             ------------------       ------------------
Distributions from Net Realized Gain:
        Class A Shares.....................................         (92,501,532)             (38,290,040)
        Class B Shares.....................................         (41,387,326)             (13,977,897)
        Class C Shares.....................................          (4,313,232)              (1,489,104)
                                                             ------------------       ------------------
                                                                   (138,202,090)             (53,757,041)
                                                             ------------------       ------------------
                Total Distributions........................        (144,561,641)             (64,446,669)
                                                             ------------------       ------------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...............................................          30,703,019              120,800,824
                                                             ------------------       ------------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..................................        227,944,935              357,663,305
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.............................................        132,655,588               58,449,265
Cost of Shares Repurchased.................................       (152,889,513)            (204,209,399)
                                                             ------------------       ------------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.............................................        207,711,010              211,903,171
                                                             ------------------       ------------------
TOTAL INCREASE IN NET ASSETS...............................        238,414,029              332,703,995

NET ASSETS:
Beginning of the Period....................................      1,149,631,443              816,927,448
                                                            ------------------       ------------------
End of the Period (Including accumulated undistributed net
  investment income of $1,663,595 and $2,619,132,
  respectively)............................................ $    1,388,045,472       $    1,149,631,443
                                                            ==================       ==================

                                     16        See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

------------------------------------------------------------------------------------------------------------
                                                   Six Months Ended             Year Ended November 30,
Class A Shares                                         May 31, 1998       1997      1996      1995      1994
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........            $18.716    $16.786   $ 14.81   $ 12.26   $ 14.08
                                                            -------    -------   -------   -------   -------
   Net Investment Income........................               .096       .226      .243       .28       .29
   Net Realized and Unrealized Gain/Loss........              2.359      3.032     2.851     3.455    (.1025)
                                                            -------    -------   -------   -------   -------
Total from Investment Operations................              2.455      3.258     3.094     3.735     .1875
                                                            -------    -------   -------   -------   -------
Less:
   Distributions from Net Investment Income.....               .115       .230      .250     .2925       .27
   Distributions from Net Realized Gain.........              2.245      1.098      .868     .8925    1.7375
                                                            -------    -------   -------   -------   -------
Total Distributions.............................              2.360      1.328     1.118     1.185    2.0075
                                                            -------    -------   -------   -------   -------
Net Asset Value, End of the Period..............            $18.811    $18.716   $16.786   $ 14.81   $ 12.26
                                                            =======    =======   =======   =======   =======
Total Return (a)................................              13.40%*    21.27%    22.35%    33.34%     1.21%

Net Assets at End of the Period
   (In millions)................................            $ 914.8    $ 773.3   $ 584.6   $ 381.6   $ 205.4
Ratio of Expenses to
   Average Net Assets (b).......................                .89%       .94%     1.04%     1.15%     1.16%
Ratio of Net Investment Income to
   Average Net Assets (b).......................               1.10%      1.33%     1.68%     2.24%     2.25%
Portfolio Turnover..............................                 42%*       94%      110%      108%      102%
Average Commission Paid Per
   Equity Share Traded (c)......................            $ .0515    $ .0284   $ .0565        --        --

* Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended November 30, 1995 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      17       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                      Six Months Ended        Year Ended November 30,
Class B Shares                                                           May 31, 1998    1997    1996    1995    1994
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
of the Period ........................................................  $  18.630      $ 16.721  $ 14.77 $ 12.25  $ 14.07
                                                                        ---------      --------  -------  ------  -------
     Net Investment Income............................................       .035          .097     .142     .17      .17
     Net Realized and Unrealized Gain/Loss............................      2.347         3.020    2.827   3.455   (.1025)
                                                                        ---------      --------  -------  ------  -------
Total from Investment Operations......................................      2.382         3.117    2.969   3.625    .0675
                                                                        ---------      --------  -------  ------  -------
Less:
     Distributions from
       Net Investment Income..........................................       .055          .110     .150   .2125      .15
     Distributions from Net Realized Gain.............................      2.245         1.098     .868   .8925   1.7375
                                                                        ---------      --------  -------  ------  -------
Total Distributions...................................................      2.300         1.208    1.018   1.105   1.8875
                                                                        ---------      --------  -------  ------  -------
Net Asset Value, End of the Period....................................   $ 18.712     $  18.630  $16.721 $ 14.77  $ 12.25
                                                                        =========      ========  =======  ======  =======
Total Return (a)......................................................      13.02%*       20.37%   21.38%  32.15%     .36%
Net Assets at End of the Period
     (In millions)....................................................   $  428.9      $  340.8   $210.3  $ 98.4   $ 18.5
Ratio of Expenses to
     Average Net Assets (b)...........................................       1.66%         1.72%    1.83%   1.99%    2.02%
Ratio of Net Investment Income to
     Average Net Assets (b)...........................................        .34%          .55%     .89%   1.25%    1.51%
Portfolio Turnover....................................................         42%*          94%     110%    108%     102%
     Average Commission Paid Per
Equity Share Traded (c)...............................................   $  .0515      $  .0284   $.0565      --        --

*Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended November 30, 1995 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      18    See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

------------------------------------------------------------------------------------------------------------------
                                                       Six Months Ended            Year Ended November 30,
Class C Shares                                             May 31, 1998      1997      1996      1995       1994
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..............    $ 18.643         $ 16.734   $ 14.78   $ 12.26    $ 14.07
                                                          --------         --------  --------   -------    -------

  Net Investment Income...............................        .036             .096      .139       .18        .17
  Net Realized and Unrealized Gain/Loss...............       2.341            3.021     2.833     3.445     (.0925)
                                                          --------         --------  --------   -------    -------
Total from Investment Operations......................       2.377            3.117     2.972     3.625      .0775
                                                          --------         --------  --------   -------    -------

Less:
  Distributions from
    Net Investment Income.............................        .055             .110      .150     .2125        .15
  Distributions from Net Realized Gain................       2.245            1.098      .868     .8925     1.7375
                                                          --------         --------  --------   -------    -------
Total Distributions...................................       2.300            1.208     1.018     1.105     1.8875
                                                          --------         --------  --------   -------    -------
Net Asset Value, End of the Period....................    $ 18.720         $ 18.643  $ 16.734   $ 14.78    $ 12.26
                                                          ========         ========  ========   =======    =======
Total Return (a)......................................       13.01%*          20.28%    21.43%    32.23%       .36%

Net Assets at End of the
  Period (In millions)................................     $  44.3           $ 35.5    $ 22.1    $ 10.4      $ 3.5
Ratio of Expenses to
  Average Net Assets (b)..............................        1.66%            1.72%     1.83%     1.97%      2.01%
Ratio of Net Investment Income
  to Average Net Assets (b)...........................         .34%             .55%      .89%     1.35%      1.50%
Portfolio Turnover....................................          42%*             94%      110%      108%       102%
Average Commission Paid Per
  Equity Share Traded (c).............................    $  .0515          $ .0284   $ .0565        --         --

*Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended November 30, 1995 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


                                      19       See Notes to Financial Statements

                        NOTES TO FINANCIAL STATEMENTS

                           May 31, 1998 (Unaudited)
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Growth and Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide income and long-term growth of capital by investing principally in income-producing equity securities including common stock and convertible securities. The Fund commenced investment operations on August 1, 1946. The distribution of the Fund's Class B and Class C shares commenced on August 2, 1993.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At May 31, 1998, there were no when issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements

                           May 31, 1998 (Unaudited)
================================================================================

are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures at November 30, 1997, and the deferral of losses for tax purposes resulting from wash sales.

     At May 31, 1998, for federal income tax purposes the cost of long-and short-term investments is $1,140,241,963; the aggregate gross unrealized appreciation is $299,995,886 and the aggregate gross unrealized depreciation is $24,998,761, resulting in net unrealized appreciation including open futures positions of $274,997,125.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                               % PER ANNUM
============================================================================
First $150 million .............................................. .50 of 1%
Next  $100 million  ............................................. .45 of 1%
Next  $100 million  ............................................. .40 of 1%
Over  $350 million  ............................................. .35 of 1%

                           May 31, 1998 (Unaudited)
================================================================================

     For the six months ended May 31, 1998, the Fund recognized expenses of approximately $25,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the six months ended May 31, 1998, the Fund recognized expenses of approximately $74,500 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended May 31, 1998, the Fund recognized expenses of approximately $939,700. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

     For the six months ended May 31, 1998, the Fund paid brokerage commissions to Morgan Stanley Dean Witter & Co., which is an affiliate of VKAC, totaling $375.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At May 31, 1998, capital aggregated $660,132,227, $351,549,815 and
$35,893,885 for Classes A, B, and C, respectively. For the six months ended May 31, 1998, transactions were as follows:

                           May 31, 1998 (Unaudited)
================================================================================

--------------------------------------------------------------------------------
                                                        SHARES            VALUE
--------------------------------------------------------------------------------
Sales:
  Class A........................................    7,800,283    $ 139,734,383
  Class B........................................    4,345,901       78,071,922
  Class C........................................      565,745       10,138,630
                                                   -----------    -------------
Total Sales......................................   12,711,929    $ 227,944,935
                                                   ===========    =============
Dividend Reinvestment:
  Class A........................................    5,521,546    $  90,302,327
  Class B........................................    2,380,371       38,722,791
  Class C........................................      223,037        3,630,470
                                                   -----------    -------------
Total Dividend Reinvestment......................    8,124,954    $ 132,655,588
                                                   ===========    =============
Repurchases:
  Class A........................................   (6,008,465)   $(109,049,864)
  Class B........................................   (2,095,136)     (37,932,467)
  Class C........................................     (328,658)      (5,907,182)
                                                   -----------    -------------
Total Repurchases................................   (8,432,259)   $(152,889,513)
                                                   ===========    =============

     At November 30, 1997, capital aggregated $539,145,381, $272,687,569 and
$28,031,967 for Classes A, B, and C, respectively. For the year ended November 30, 1997, transactions were as follows:

                                                        SHARES            VALUE
================================================================================
Sales:
  Class A........................................   12,661,054    $ 214,097,873
  Class B........................................    7,448,409      127,830,907
  Class C........................................      936,448       15,734,525
                                                   -----------    -------------
Total Sales......................................   21,045,911    $ 357,663,305
                                                   ===========    =============
Dividend Reinvestment:
  Class A........................................    2,817,850    $  43,169,689
  Class B........................................      925,904       14,037,324
  Class C........................................       81,806        1,242,252
                                                   -----------    -------------
Total Dividend Reinvestment......................    3,825,560    $  58,449,265
                                                   ===========    =============
Repurchases:
  Class A........................................   (8,984,896)   $(150,897,486)
  Class B........................................   (2,659,743)     (45,883,568)
  Class C........................................     (431,229)      (7,428,345)
                                                   -----------    -------------
Total Repurchases................................  (12,075,868)   $(204,209,399)
                                                   ===========    =============

                           May 31, 1998 (Unaudited)
================================================================================

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT DEFERRED
                                                             SALES CHARGE
                                                          ----------------------
YEAR OF REDEMPTION                                        CLASS B      CLASS C
================================================================================
First..................................................    5.00%        1.00%
Second.................................................    4.00%        None
Third..................................................    3.00%        None
Fourth.................................................    2.50%        None
Fifth..................................................    1.50%        None
Sixth and Thereafter...................................    None         None

     For the six months ended May 31, 1998, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $280,700 and CDSC on the redeemed shares of Classes B and C of approximately $288,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $561,069,359 and $487,383,848, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

                           May 31, 1998 (Unaudited)
================================================================================

     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the six months ended May 31, 1998, were as follows:

                                                                    CONTRACTS
================================================================================
Outstanding at November 30, 1997..................................        170
Futures Opened....................................................        500
Futures Closed....................................................       (470)
                                                                         -----
Outstanding at May 31, 1998.......................................        200
                                                                         =====

     The futures contracts outstanding as of May 31, 1998, and the description and unrealized depreciation are as follows:

                                                                         UNREALIZED
                                                             CONTRACTS   DEPRECIATION
=====================================================================================
Long Contracts:
  S&P 500 Index Futures
  June 1998 (Current Notional Value of $272,700 per contract)   200        $99,375
                                                               ====        =======


6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended May 31, 1998, are payments retained by VKAC of approximately $1,609,300.

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
     MS Aggressive Equity
     VKAC Aggressive Growth
     MS American Value
     VKAC Comstock
     VKAC Emerging Growth
     VKAC Enterprise
     VKAC Equity Income
     VK Equity Growth
     VKAC Growth
     VKAC Growth and Income
     VKAC Harbor
     VKAC Pace
     VKAC Real Estate Securities
     MS U.S. Real Estate
     VKAC Utility
     MS Value
International /Global
     MS Asian Growth
     MS Emerging Markets
     MS Global Equity
     MS Global Equity Allocation
     VKAC Global Managed Assets
     MS Latin American
FIXED-INCOME FUNDS
Income
     VKAC Corporate Bond
     VKAC Global Government Securities
     VKAC Government Securities
     VKAC High Income Corporate Bond
     MS High Yield
     VKAC High Yield
     VKAC Limited Maturity Government
     VKAC Short-Term Global Income
     VKAC Strategic Income
     VKAC U.S. Government
     VKAC U.S. Government Trust for Income
     MS Worldwide High Income
Tax Exempt Income
     VKAC California Insured Tax Free
     VKAC Florida Insured Tax Free Income
     VKAC High Yield Municipal
     VKAC Insured Tax Free Income
     VKAC Intermediate Term
          Municipal Income
     VKAC Municipal Income
     VKAC New York Tax Free Income
     VKAC Pennsylvania Tax Free Income
     VKAC Tax Free High Income
Capital Preservation
     VKAC Prime Rate Income Trust
     VKAC Reserve
     VKAC Senior Floating Rate
     VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money. To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

 .    visit our web site at WWW.VKAC.COM -- to view prospectuses, select
     Investors' Place, then Download a Prospectus

 .    call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time
     (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 .    e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

              Van Kampen American Capital Growth and Income Fund


Board of Trustees

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

Officers

DENNIS J. MCDONNELL*
   PRESIDENT
RONALD A. NYBERG*
   VICE PRESIDENT AND SECRETARY
EDWARD C. WOOD, III*
   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
CURTIS W. MORELL*
   VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER
JOHN L. SULLIVAN*
   TREASURER
TANYA M. LODEN*
   CONTROLLER
PETER W. HEGEL*
PAUL R. WOLKENBERG*
   VICE PRESIDENTS

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(c)  Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

                                                                   Bulk Rate
                                                                  U.S. Postage
                                                                      PAID
                                                                   VAN KAMPEN
                                                                AMERICAN CAPITAL


Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181